Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share

Basic earnings per share, excluding dilution, is computed by dividing earnings available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock or resulted in the issuance of common stock that could then share in our earnings.

The following table sets forth the computation of basic and diluted earnings per share of common stock:

	For the Years Ended December 31,
	2017	2016	2015
	(In millions, except share data)
Net income	$63	$171	$158
Deferred cumulative preferred stock dividends	—	(18)	(30)
Net income applicable to common stockholders	$63	$153	$128
Weighted Average Shares
Weighted average common shares outstanding	57,093,868	56,569,307	56,426,977
Effect of dilutive securities
May Investor Warrants	12,287	138,314	305,484
Stock-based awards	1,072,188	890,046	432,062
Weighted average diluted common shares	58,178,343	57,597,667	57,164,523
Earnings per common share
Basic earnings per common share	$1.11	$2.71	$2.27
Effect of dilutive securities
May Investor Warrants	—	(0.01)	(0.01)
Stock-based awards	(0.02)	(0.04)	(0.02)
Diluted earnings per common share	$1.09	$2.66	$2.24

Under the terms of the TARP Preferred, the Company elected to defer payments of preferred stock dividends beginning with the February 2012 dividend. Although, while being deferred, the impact was not included in quarterly net income from continuing operations, the deferral did impact net income applicable to common stock for the purpose of calculating earnings per share, as shown above. On July 29, 2016, we completed the $267 million redemption of TARP Preferred.